UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20509

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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TELTRONICS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

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Teltronics, Inc.
2150 Whitfield Industrial Way
Sarasota, Florida 34243

Dear Stockholders:

     It is my pleasure to invite you to attend the 2001 Annual Meeting of Stockholders to be held at the principal executive offices of the Company, 2150 Whitfield Industrial Way, Sarasota, Florida 34243 at 10:00 a.m. on August 16, 2001. The doors will open at 9:30 a.m.

     Your vote is important. To be sure your shares are voted at the Annual Meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

     The Annual Meeting of Stockholders will be held to consider and take action with regard to the election of five directors, the ratification of the selection of the Company's auditors and any other business that may properly come before the Annual Meeting.

     Complete details are included in the accompanying proxy statement.

Ewen R. Cameron President and Chief Executive Officer

Sarasota, Florida
July 16, 2001

Teltronics, Inc.
2150 Whitfield Industrial Way
Sarasota, Florida 34243

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF TELTRONICS, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Teltronics, Inc. will be held at the principal offices of the Company, 2150 Whitfield Industrial Way, Sarasota, Florida 34243 on August 16, 2001 at 10:00 a.m., to consider and take action with regard to the following:

     1.     The election of five (5) directors of the Company to serve until the next Annual Meeting of the Stockholders and the election or appointment and qualification of their successors.

     2.     The ratification of the selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the current fiscal year.

     3.     The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on July 2, 2001 will be entitled to notice of and to vote at the Annual Meeting.

     STOCKHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE MEETING BY PROXY. SUCH STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE ENCLOSED.

By Order of the Board of Directors
Ewen R. Cameron President and Chief Executive Officer

July 16, 2001

TELTRONICS, INC.
2150 Whitfield Industrial Way
Sarasota, Florida 34243

July 16, 2001

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
2001

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Teltronics, Inc. ("Company") of proxies for use at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 2150 Whitfield Industrial Way, Sarasota, Florida 34243 on August 16, 2001 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, telegram or other electronic means by Directors, officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. The Company will also reimburse persons holding stock for others in their names or those of their nominees for their reasonable expenses in sending proxy material to their principals and obtaining their proxies. The Company will use the services of Computershare Investor Services, 12039 West Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228 to aid in solicitation of proxies at an anticipated fee of $1,720 plus reasonable expenses. It is contemplated that this Proxy Statement will be first sent to Stockholders on or about July 16, 2001.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions contained therein. Any proxy given pursuant to this solicitation may be revoked by the stockholder, at any time prior to its use, by the stockholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company.

The Board of Directors has fixed the close of business on July 2, 2001 as the record date for determining the holders of voting stock entitled to notice of and to vote at the Annual Meeting. On July 2, 2001, the Company had outstanding and entitled to vote at the Annual Meeting a total of 4,856,993 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to be brought before the Annual Meeting. On July 2, 2001, the Company had outstanding and entitled to vote at the Annual Meeting a total of 100,000 shares of Series A Preferred Stock entitled to four hundred votes per share and 12,625 shares of Series B Preferred Convertible Stock entitled to one vote per share of Common Stock into which the Series B Preferred Convertible Stock is convertible as of the record date on all matters to be brought before the Annual Meeting.

On June 27, 2001, the closing price for the Company's $.001 par value Common Stock as reported on NASDAQ was $1.65.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors is proposing the election of five (5) Directors to hold office until the election and qualification of their successors at the next Annual Meeting of Stockholders. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the four nominees named below. If any of the nominees should be unable to serve as a Director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve. In the case of a vacancy, the Board of Directors may elect another Director as a replacement or may leave the vacancy unfilled. Decisions regarding the election or appointment of new Directors during the year normally are based upon considerations such as the size of the Board and the need to obtain fresh perspectives or to replace particular skills or experience of former Directors. The nominees for Directors, their ages, their principal occupations during at least the past five years, their positions and offices with the Company and, as applicable, the date each was first elected a Director of the Company or its predecessors are as follows:

Name	Age	Position	First Elected Director Of The Company Or Predecessor
Ewen R. Cameron	48	President, Chief Executive Officer, Assistant Secretary and Director	1994
Norman R. Dobiesz	53	Senior Vice President Business Development and Director	1991
Carl S. Levine	54	Director	1988
Gregory G. Barr	41	Director	1999
Richard L. Stevens	38	Director	2001

The Company's Directors will serve until the next Annual Meeting of Stockholders or until their successors are elected or appointed and qualified.

Ewen R. Cameron has served as President and Chief Executive Officer since July 1993 and a Director since June 1994. Prior to that, Mr. Cameron served as Managing Director of SRH plc, a European telecommunications and computer maintenance company from 1989 to 1992. From January 1978 to December 1989, Mr. Cameron served as Managing Director of Systems Reliability Europe SA/NV, a wholly owned subsidiary of SRH plc based in Brussels, Belgium. Mr. Cameron has spent the last 29 years in the computer and telecommunications industry.

Norman R. Dobiesz has served as a Director of the Company since October 25, 1991 and is the Company's Senior Vice President, Business Development. Mr. Dobiesz has developed substantial financial and general management experience as a principal stockholder and executive of a group of privately held companies controlled by Mr. Dobiesz. Mr. Dobiesz is a principal stockholder of the Company.

Carl S. Levine has served as a Director of the Company since July 27, 1988. Mr. Levine is an attorney who has been engaged in private practice in New York, New York from 1977 to 1981, and in Garden City, New York from 1981 to June 1985. Mr. Levine is presently the senior partner in the law firm of Carl S. Levine & Associates, Roslyn, New York. He specializes primarily in the practice of energy, environmental and tax law. Prior to entering private practice, Mr. Levine was employed as counsel for New York Regional Office of the United States Department of Energy.

Gregory G. Barr is currently Area President of Gulf Coast National Bank, Fort Myers, Florida. Prior to that, Mr. Barr was employed as Senior Vice President, Senior Lender for SouthTrust Bank. From 1987 to 1997 Mr. Barr was employed by Barnett Bank, Inc. as Senior Vice President and Commercial Banking Manager for Manatee County. Mr. Barr has experience in Commercial Banking, Finance, Accounting and Capital Markets transactions. He is a graduate of Salem State College, Salem, Massachusetts holding a Bachelor of Science in accounting. Mr. Barr has served as a Director of the Company since June 4, 1999.

Richard L. Stevens is the President of Richard L. Stevens, CPA, P.A., where he provides tax compliance and consulting services to clients in a variety of industries. Mr. Stevens also serves as Chief Financial Officer of Payless Car Rental System, Inc., a car rental franchisor located in St. Petersburg, Florida. From 1984 to 2000, Mr. Stevens held various management positions with the international accounting firms of Grant Thornton, LLP, Coopers & Lybrand and KPMG Peat Marwick. He has experience in taxation, accounting, capital transactions and mergers and acquisitions. Mr. Stevens holds a B.S. in Business Administration for the University of Louisville and is a Certified Public Accountant.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of all of the Company's outstanding voting securities by each person owning five percent (5%) or more of such shares, by each director, by each executive officer listed in the Executive Compensation Table of this Proxy Statement, and by all directors and officers as a group as of June 27, 2001. Unless otherwise indicated, it is assumed that all shares are directly owned and that the holders thereof have sole voting and investment power with respect thereto.

Name of Beneficial Owner and Address	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (1)
Directors and Officers
Norman R. Dobiesz (2)(3)(4) 2150 Whitfield Industrial Way Sarasota, Florida 34243	Common Stock Preferred Series A Stock	1,277,197 100,000	26.9% 100%	(10)
Carl S. Levine (2) 1800 Northern Blvd. Roslyn, New York 11576	Common Stock	6,690	---	(5)(6)(10)
Ewen R. Cameron (2)(4) 2150 Whitfield Industrial Way Sarasota, Florida 34243	Common Stock	13,360	---	(5)(7)(10)
William L. Hutchison (4) 2150 Whitfield Industrial Way Sarasota, Florida 34243	Common Stock	14,000	---	(8)
Gregory G. Barr (2) P. O. Box 60299 Ft. Myers, Florida 33906-6299	Common Stock	2,000	---	(5)(11)
Mark E. Scott (4) 2150 Whitfield Industrial Way Sarasota, Florida 34243	---	0	---	(9)
Alan R. Place (4) 2150 Whitfield Industrial Way Sarasota, Florida 34243	Common Stock	5,000	---	(12)
Jeffrey L. Box (4) 2150 Whitfield Industrial Way Sarasota, Florida 34243	Common Stock	11,329	---	(13)
Richard L. Stevens (2) 2150 Whitfield Industrial Way Sarasota, Florida 34243	---	0	---	(5)
All Directors and Officers as a Group (12 persons)	Common Stock	1,331,496	27.6%
Greater than 5% Ownership (14)
Finova Mezzanine Capital Corp. (15) 500 Church Street, Suite 200 Nashville, Tennessee 37219	Preferred Series B Convertible Stock Common Stock	12,625 293,400	100% 6.6%
Famco III Limited Liability Company 701 Xenia Avenue South, Suite 200 Golden Valley, Minnesota 55416	Common Stock	269,953	5.6%

(1)

Does not include (i) an aggregate of 2,490,000 shares of Common Stock which may be issued upon exercise of incentive stock options granted or which could be granted under the Company's 1995 Incentive Stock Option Plan; (ii) possible issuance of up to 1,349,091 shares of Common Stock subject to adjustment, which may be issued upon: (a) conversion of the Preferred Series B Stock, and (b) the exercise of 890,000 Warrants issued to Finova Mezzanine Capital exercisable at a price of $2.75 per share, subject to adjustment; and (iii) an aggregate of 500,000 shares of Common Stock which may be issued under the Company's 2000 Employee Stock Purchase Plan.

(2)	Director of the Company.
(3)

Includes 132,624 shares owned by a limited partnership controlled by Mr. Dobiesz, 1,140,100 shares owned by virtue of 100% ownership of W&D Consultants, Inc., and 4,455 shares owned by virtue of 67% ownership of Whitfield Capital of Sarasota, Inc. Excludes: (i) 100,000 shares of Preferred Series A Stock owned by Mr. Dobiesz, each such share entitling the holders to cast 400 votes, in any matter submitted for vote of the holders of common stock, and (ii) 30,000 shares issuable under incentive stock options exercised by Mr. Dobiesz in May 2000.

(4)	Executive Officer of the Company named in the Executive Compensation table of this Proxy Statement.
(5)	Beneficially owns less than 1% of the Company's outstanding Common Stock.
(6)

Includes: (i) 2,000 shares held by Mr. Levine's wife; and (ii) 950 shares held by Mr. Levine's wife, as custodian for Mr. Levine's children, respecting which shares Mr. Levine disclaims beneficial ownership. Does not include up to 100,000 shares which may be issued upon exercise of incentive stock options by Mr. Levine.

(7)	Does not include up to 1,030,000 shares which may be issued upon exercise of incentive stock options by Mr. Cameron.
(8)

Does not include up to 75,000 shares which may be issued upon exercise of incentive stock options by Mr. Hutchison. Includes 4,000 shares held by Mr. Hutchison's wife in her IRA respecting which shares Mr. Hutchison disclaims beneficial ownership.

(9)	Does not include up to 40,000 shares formerly issuable under incentive stock options cancelled February 9, 2001.
(10)	Does not include 5% minority ownership in ISI.
(11)	Includes 2,000 shares owned jointly with Mr. Barr's wife. Does not include up to 10,000 shares which may be issued upon exercise of incentive stock options by Mr. Barr.
(12)	Does not include up to 20,000 shares which may be issued upon exercise of incentive stock options by Mr. Place.
(13)	Does not include up to 30,000 shares which may be issued upon exercise of incentive stock options by Mr. Box.
(14)	The information concerning these 5% or greater stockholders is based solely on information contained in Schedule 13D filings each of them made with the SEC.
(15)

Does not include possible issuance of up to 1,349,091 shares of Common Stock issuable upon Finova's (i) conversion of the Preferred Series B Stock, and (ii) the exercise of 890,000 Warrants exercisable at a price of $2.75 per share, subject to adjustment.

Change of Control. The holders of the Preferred Convertible Series B Stock have the right to elect a majority of the Board of Directors of the Company if and whenever four quarterly dividends (whether or not consecutive) payable on the Preferred Convertible Series B Stock shall be in arrears.

BOARD OF DIRECTORS MEETINGS

The Board of Directors has no standing committees other than its Audit Committee. The Board of Directors exercises supervision over nominating and compensation matters directly. Subject to review by the Board, the Audit Committee of the Board of Directors reviews the annual financial statements and the scope of the annual audit with the Company's independent accountants and is available to discuss with the auditors any other audit-related matters arising during the year. The members of the Board's Audit Committee during 2000 were Ewen Cameron, Carl Levine and Gregory Barr.

From January 1 to December 31, 2000, the Board of Directors held five (5) formal meetings and took action by unanimous written consent four (4) times during that period.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2000.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation paid by the Company during the years indicated to the Chief Executive Officer and its five (5) other, most highly paid executive officers whose total salary and bonus exceeded $100,000 for the year ended December 31, 2000 (collectively, the "Named Officers").

		Annual Compensation				Long Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary		Bonus	Other Annual Compen- sation (1)	Restricted Stock Awards	Securities Underlying Options/ SARs(#)	LTIP Payouts	All Other Compen- sation
Ewen R. Cameron President & CEO	2000 1999 1998	$352,574 377,704 287,532	(2) (2)	--- --- ---	--- --- ---	--- --- --	--- --- ---	--- --- ---	--- --- ---

Norman R. Dobiesz Senior Vice President Business Development	2000 1999 1998	$352,574 377,704 287,209	(2) (2)	--- --- ---	--- --- ---	--- --- ---	--- --- ---	--- --- ---	--- --- ---

William L. Hutchison Executive Vice President & COO	2000 1999 1998	$215,000 208,740 183,986	(3)	$15,000 15,000 ---	--- --- --	--- --- ---	15,000 10,000 ---	--- --- ---	--- --- $7,828

Jeffrey L. Box Vice President Development & CTO	2000 1999 1998	$136,322 129,654 126,545		--- $15,000 ---	--- --- ---	--- --- ---	5,000 5,000 ---	--- --- ---	--- --- ---

Alan R. Place Vice President Sales	2000 1999	$191,892 142,836	(4)	--- ---	--- ---	--- ---	--- 20,000	--- ---	--- $36,723

Mark E. Scott Vice President Finance Secretary & Treasurer	2000 1999 1998	$134,945 112,967 103,524	(5) (5) (5)	--- $15,000 7,000	--- --- ---	--- --- ---	10,000 --- ---	--- --- ---	--- --- $14,879

(1)	Certain personal benefits that aggregate less than ten percent (10%) of the total cash compensation of any of the Named Officers or which cannot be readily ascertained are not included.
(2)	Salary for 1999 for Messrs. Cameron and Dobiesz includes $50,000 total accrued, but not paid during both 1998 and 1997.
(3)	All other compensation consists of relocation expenses.
(4)	Alan R. Place was hired April 12, 1999. All other compensation consists of relocation expenses.
(5)

Mark E. Scott served as the Company's Vice President, Finance, Secretary and Treasurer until February 9, 2001. Mr. Scott's options to purchase Common Stock of the Company were cancelled on February 9, 2001.

EMPLOYMENT AGREEMENTS

The Company entered into five (5) year employment agreements with Ewen Cameron, President, Chief Executive Officer and Assistant Secretary, and Norman R. Dobiesz, Senior Vice President, Business Development commencing May 1, 1999. Both agreements were amendments and restatements of prior agreements which the employees entered into with the Company as of January 1, 1995. Each employment agreement is renewable for an additional five (5) year period at the employees' option and provides for a base annual salary of $325,000 subject to annual increases of $25,000 per year. Either of the Company or the employee may terminate the employment agreements upon the occurrence of certain events. If the Company terminates the employment of Mr. Cameron or Mr. Dobiesz, the terminated employee will be entitled to severance equal to one year's base salary.

On October 14, 1996, the Company entered into a three (3) year employment agreement with William L. Hutchison, the Company's Executive Vice President, Chief Operating Officer and Assistant Secretary. The employment agreement provides for an annual salary of $207,000 and is terminable prior to expiration of its stated term upon the occurrence of certain events. If Mr. Hutchison's employment agreement is terminated prior to its scheduled expiration without cause or for failure to adequately perform, in the Company's judgment, the services, duties and responsibilities assigned by the Company, whether or not such failure is intentional, Mr. Hutchison will be entitled to severance equal to six (6) month's salary.

EMPLOYEE STOCK PURCHASE PLAN

On October 23, 2000, the Shareholders ratified adoption of an Employee Stock Purchase Plan ("ESPP") under which employees of the Company and its subsidiaries are provided the opportunity to acquire common stock of the Company under the Internal Revenue Code of 1986, as amended, at 85% of fair market value. An aggregate of 500,000 common shares are available under the ESPP. The ESPP became effective on June 19, 2000 upon adoption by the Company's Board of Directors. As of June 27, 2001, no employees have purchased common shares under the Plan.

1995 INCENTIVE STOCK OPTION PLAN

The Company adopted an Incentive Stock Option Plan, as amended ("Plan") to enhance the Company's ability to retain the services of outstanding personnel and encourage such employees to have a greater financial investment in the Company. The Plan authorizes the Board of Directors to grant incentive stock options under the Internal Revenue Code of 1986, as amended, to key employees of the Company or its subsidiaries. At the date of this Proxy Statement there are approximately 95 employees eligible to participate in the Plan. The Plan is administered by the Board of Directors which has full power and authority to designate Participants, to determine the terms and provisions of respective option agreements (which need not be identical) and to interpret the provisions of the Plan. The Plan became effective May 16, 1995, was amended July 30, 1996 and will terminate August 8, 2005 unless earlier terminated by the Board of Directors or extended by the Board with approval of the stockholders.

An aggregate of 2,490,000 shares of the Company's Common Stock may be issued or transferred to grantees under the Plan. If there is a stock split, stock dividend or other relevant change affecting the Company's shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price of all outstanding grants made before such event. The option price shall not be less than the fair market value of the Company's Common Stock on the date of grant, unless the grantee is the holder of more than 10% of the voting power of all classes of stock of the Company, in which case the option price shall not be less than 110% of the fair market value of the stock on the date of grant. The Company has registered all of shares issuable under this Plan on Form S-8.

Options may be exercised solely by the Participant or his or her legal representative during his or her employment with the Company, or any subsidiary, or after his or her death by the person or persons entitled thereto under his or her will or the laws of descent and distribution. In the event of termination of employment for any reason other than death, permanent disability as determined by the Board, or retirement with the consent of the Company, Options may not be exercised by the Participant or his or her legal representative and shall lapse effective upon the earlier to occur of (i) notice of employment termination or (ii) last day of employment with the Company or any Subsidiary.

During 2000, the Company issued options to purchase 318,000 shares to non-executive employees and 50,000 shares to executive employees. During 2000, the Company canceled options previously granted to non-executive employees to purchase 23,000 shares of common stock. In each case, unless the recipient of a grant was the holder of more than 10% of the Company's issued and outstanding Common Stock, the fair market value of the Common Stock on the date of grant determined the exercise price.

Option/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Options/SARs Granted (#) (1)	% of Total Options/SARs Granted to Employees in Fiscal Year (1)	Exercise or Base Price ($/Sh)	Expiration Date
William L. Hutchison	15,000	4.1%	$1.00	2010
Mark E. Scott (2)	10,000	2.7%	$1.00	2010
Jeffrey L. Box	5,000	1.4%	$1.00	2010

________________________________
(1)	Represents options only. No SARs have been granted.
(2)	Mark E. Scott served until February 9, 2001. Effective that date Mr. Scott's options were cancelled.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
			Number of Securities Underlying Unexercised Options/SARs at FY-Ended (#)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable

Ewen R. Cameron	0 0	0 0	30,000/0 400,000/100,000	$0/$0 (1) $0/$0 (1)
Norman R. Dobiesz	0	0	30,000/0	$0/$0 (2)
William L. Hutchison	0 0 0 0	0 0 0 0	24,000/6,000 12,000/8,000 2,000/8,000 0/15,000	$0/$0 (3) $0/$0 (3) $0/$0 (3) $0/$945
Jeffrey L. Box	0 0 0	0 0 0	16,000/4,000 1,000/4,000 0/5,000	$0/$0 (4) $0/$0 (4) $0/$315
Alan R. Place	0	0	4,000/16,000	$0/$0 (5)
Mark E. Scott	0 0	0 0	18,000/12,000 0/10,000	$0/$0 (6) $0/$630

(1)

None of the options granted to Mr. Cameron in 1995 and 1996 to purchase an aggregate of 530,000 shares were in-the-money at December 31, 2000 because they are exercisable at prices greater than the fair market value of the Company's Common Stock on such date.

(2)

None of the options granted to Mr. Dobiesz in 1995 to purchase an aggregate of 30,000 shares were in-the-money at December 31, 2000 because they are exercisable at prices greater than the fair market value of the Company's Common Stock on such date.

(3)

None of these options granted to Mr. Hutchison in 1996, 1997 and 1999 to purchase an aggregate of 60,000 shares were in-the-money at December 31, 2000 because they are exercisable at prices greater than the fair market value of the Company's Common Stock on such date.

(4)

None of these options granted to Mr. Box in 1996 and 1997 to purchase an aggregate of 25,000 shares were in-the-money at December 31, 2000 because they are exercisable at prices greater than the fair market value of the Company's Common Stock on such date.

(5)

None of these options granted to Mr. Place in 1999 to purchase an aggregate of 20,000 shares were in-the-money at December 31, 2000 because they are exercisable at prices greater than the fair market value of the Company's Common Stock on such date.

(6)

None of these options granted to Mr. Scott in 1997 to purchase an aggregate of 30,000 shares were in-the-money at December 31, 2000 because they are exercisable at prices greater than the fair market value of the Company's Common Stock at such date. Mr. Scott's options were cancelled February 9, 2001.

DIRECTOR COMPENSATION

The Company compensates members of its Board of Directors in the amount of $2,500 for each meeting and reimburses their expenses for attending meetings of the Board of Directors.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Company's common stock as compared to the cumulative total return for the Nasdaq Stock Market Total Return Index - US Companies, and the Nasdaq Stock Market - Telecommunications Stocks Index. The Stock Performance Graph assumes $100 was invested in the stock or the index on December 31, 1995 and assumes that no dividends were paid.

Five Year Cumulative Total Return Graph
(Per $100 Invested at Fiscal Year Ending December 31)
500
450
400
350
300
250
200
150
100
50
0
1995
1996
1997
1998
1999
2000
Teltronics, Inc.
NASDAQ Stock Market - US Companies
NASDAQ Stock Market - Telecommunication Stock

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective May 1, 1999 the Company entered into five (5) year employment agreements with Ewen Cameron, President & CEO, and Norman R. Dobiesz, Senior Vice President Business Development. See EXECUTIVE COMPENSATION - Employment Agreements.

The Company has an outstanding note payable to an officer, which is payable on demand with interest accruing at 8% per annum. The balance at December 31, 2000 and 1999 was $64,035 and $59,128, respectively.

A Director personally guaranteed a portion of the Company's obligations to the lessor over the term of the lease. The Company agreed to pay 6% of the total future value of the lease payments, excluding executory costs, as consideration for this guarantee. This amount was paid during 1991. The cost of the guarantee to the Company, 6% of $7,000,000 or $420,000 has been deferred as a financing cost (prepaid lease guarantee) in the accompanying financial statements and is amortized on a straight line basis over the term of the lease. Accumulated amortization of this amount at December 31, 2000 and 1999 was $291,708 and $262,908, respectively.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

No disagreements with accountants on any accounting or financial disclosures occurred during the fiscal years ended December 31, 2000 and 1999.

Selection of Ernst & Young LLP

The Board of Directors has selected Ernst & Young LLP to act as auditors of the Company for the current fiscal year. The Board of Directors believes that it is desirable to engage their services for the current fiscal year because Ernst & Young competently acted as the Company's auditors for the last fiscal year. Ernst & Young's fees for the last fiscal year's annual audit were $118,040 and all other fees included audit related of $48,737 and nonaudit of $5,553. Representatives of Ernst & Young are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of Ernst & Young LLP, the Board of Directors will consider it a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders.

Ratification of the selection of Ernst & Young LLP as the Company's auditors for the coming fiscal year requires the affirmative vote of a majority of the total votes cast by the holders of record of the shares present and entitled to vote at the Annual Meeting, a quorum being present.

PROPOSALS OF STOCKHOLDERS FOR 2002 ANNUAL MEETING

If any stockholder wishes to propose an item of business for consideration at next year's Annual Meeting of Stockholders, the proposal must be in writing and received by the Secretary of the Company no later than February 5, 2002.

OTHER BUSINESS

The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their own judgment.

ADDITIONAL INFORMATION

Copies of the 2000 Annual Report of the Company have been mailed to stockholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy Card(s), and Notice of Annual Meeting of Stockholders, may be obtained upon written request from Ewen R. Cameron, President & Chief Executive Officer, Teltronics, Inc., 2150 Whitfield Industrial Way, Sarasota, Florida 34243.

A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, EXCLUSIVE OF EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS, BENEFICIALLY OR OF RECORD ON JULY 2, 2001, UPON WRITTEN REQUEST TO THE PRESIDENT & CHIEF EXECUTIVE OFFICER AT THE ADDRESS NOTED ABOVE.

BY ORDER OF THE BOARD OF DIRECTORS,
Ewen R. Cameron President and Chief Executive Officer

TELTRONICS, INC.
2150 Whitfield Industrial Way
Sarasota, Florida 34243

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders August 16, 2001.

Ewen R. Cameron and Norman R. Dobiesz, individually and each of them with power of substitution, are hereby appointed Proxies of the undersigned to vote all voting stock of Teltronics, Inc. owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 2150 Whitfield Industrial Way, Sarasota, Florida 34243, at 10 a.m. on Thursday, August 16, 2001, or any adjournment thereof, upon such business as may properly come before the meeting, including the items below as set forth in the Notice of Annual Meeting and the Proxy Statement dated July 16, 2001.

Election of Directors, Nominees: E. R. Cameron, N. R. Dobiesz, C. S. Levine, G. G. Barr and R. L.. Stevens.

(Shares cannot be voted unless this Proxy Card is signed and returned, or other specific arrangements are made to have the shares represented at the Annual Meeting.)

Teltronics' Directors recommend a vote FOR proposals 1 and 2.

SHARES WILL BE SO VOTED UNLESS OTHERWISE INDICATED.

1.     Election of Directors (see page 2 of the Proxy Statement)

2.     Ratification of appointment of auditors (see page 11 of the Proxy Statement)

Please complete below and mail in the enclosed envelope.

Teltronics, Inc.        Meeting Date:     August 16, 2001

1.	Election of Directors.

Instruction: To withhold authority to vote for any individual nominee, write the name of the nominee on the line below.

________________________________________________
E. R. Cameron, N. R. Dobiesz, C. L. Levine, G. G. Barr and R. L. Stevens

FOR all nominees listed (except as marked to the contrary below) [ ]	WITHHOLD authority [ ]

2.	Ratification of appointment of auditors, Ernst & Young LLP.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Signature/Date
Signature/Date

Please sign exactly as name appears hereto. When shares are held as joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full titles as such. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by an authorized officer or person.